SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report(Date of earliest event reported): December 20, 1996




                         NORTH CENTRAL BANCSHARES, INC.
                               825 CENTRAL AVENUE
                             FORT DODGE, IOWA 50501
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             (Exact name of registrant as specified in its charter)
                    (Address of principal executive offices)



            Iowa                        0-27672                 42-1449849
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(State or other jurisdiction       (Commission file          (I.R.S. Employer
      of incorporation                  Number)             Identification No.)






        Registrant's telephone number, including area code: 515-576-7531
                                                            ------------



                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


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Item 5.  Other Events

         On December 20, 1996, North Central Bancshares, Inc. (the"Company") announced that Paul C. Eide is retiring as a director and chairman of the Board of the Company as of December 31, 1996. Robert H. Singer was elected as a director of the Company to fill the vacancy created by Mr. Eide's retirement and David M. Bradley was elected as chairman of the board of the Company, both effective as of January 1, 1997.

         A press release, issued on December 20, 1996, detailing the foregoing is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         The following Exhibit is filed as part of this report:

                  Exhibit 99:Press Release

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of
       1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         NORTH CENTRAL BANCSHARES, INC.



                             Date: December 23, 1996



                          By: /s/ John L. Pierschbacher
                              -------------------------


                           John L. Pierschbacher, CPA
                           Principal Financial Officer